UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 12, 2026
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2025-5C7

(Central Index Key Number 0002093119)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Zions Bancorporation, N.A.

(Central Index Key Number 0000109380)
BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)
Societe Generale Financial Corporation
(Central Index Key Number 0001755531)
Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)
Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

UBS AG

(Central Index Key Number 0001685185)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-282099-09	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On December 18, 2025, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement dated and effective as of December 1, 2025 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as a special servicer, CWCapital Asset Management LLC, as a special servicer, KeyBank National Association, as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, of Wells Fargo Commercial Mortgage Trust 2025-5C7, Commercial Mortgage Pass-Through Certificates, Series 2025-5C7 (the “Certificates”). The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2025-5C7 (the “Issuing Entity”), a common law trust fund formed on December 18, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan secured by the mortgaged property identified as “Crossgates Mall” on Exhibit B to the Pooling and Servicing Agreement (the “Crossgates Mall Mortgage Loan”), which is an asset of the Issuing Entity, is evidenced by two promissory notes and is part of a whole loan (the “Crossgates Mall Whole Loan”) that also includes six (6) additional pari passu promissory notes, each of which are not an asset of the Issuing Entity, and one (1) subordinate promissory note, which is an asset of the Issuing Entity. The rights of the holders of each of the promissory notes constituting the Crossgates Mall Whole Loan are governed by an agreement (the “Original Intercreditor Agreement”) previously filed as Exhibit 4.14 to the Form 8-K dated December 4, 2025 and filed on December 8, 2025 under Commission File No. 333-282099-09 with respect to the Issuing Entity.

On August 12, 2026, an agreement (the “Amended and Restated Intercreditor Agreement”) amending the Original Intercreditor Agreement, was entered into by and among UBS AG New York Branch, as Note A-1-1 Holder, Note A-1-3 Holder, Note A-5 Holder and Note A-6 Holder Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the BMO 2026-5C15 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-5C15, as Note A-1-2 Holder and Note A-4 Holder, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2025-5C7, Commercial Mortgage Pass-Through Certificates, Series 2025-5C7, as Note A-2 Holder and Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2025-5C7, Commercial Mortgage Pass-Through Certificates, Series 2025-5C7, as Junior Noteholder. The purpose of the amendment is generally to (i) reflect the severance of Original Note A-1 into three component promissory notes, Note A-1-1, Note A-1-2 and Note A-1-3 pursuant to the terms of the Promissory Note A-1 Splitter and Loan Modification Agreement, dated as of June 9, 2026, by and between the Borrower and UBS AG, (ii) provide that the Lead Securitization Note shall permanently be Note A-2 (which such note is included in the Issuing Entity) and (iii) provide that if 3650 REIT Loan Servicing LLC or any Affiliate thereof, is appointed to be the Special Servicer with respect to the Crossgates Mall Whole Loan, the matters relating solely to the servicing of the Crossgates Mall Whole Loan as between the Master Servicer and the Special Servicer with respect to Major Decisions, “master servicer decisions,” “special servicer decisions” and litigation control matters shall be governed by and administered in accordance with the applicable provisions of the pooling and servicing agreement that governs the Note A-1-1 securitization. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Amended and Restated Intercreditor Agreement filed as Exhibit 4.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Amended and Restated Agreement Between Noteholders, dated as of August 12, 2026, by and among UBS AG New York Branch, as Note A-1-1 Holder, Note A-1-3 Holder, Note A-5 Holder and Note A-6 Holder Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the BMO 2026-5C15 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-5C15, as Note A-1-2 Holder and Note A-4 Holder, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2025-5C7, Commercial Mortgage Pass-Through Certificates, Series 2025-5C7, as Note A-2 Holder and Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2025-5C7, Commercial Mortgage Pass-Through Certificates, Series 2025-5C7, as Junior Noteholder.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2026	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
		Name:	Anthony J. Sfarra
		Title:	President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Amended and Restated Agreement Between Noteholders, dated as of August 12, 2026, by and among UBS AG New York Branch, as Note A-1-1 Holder, Note A-1-3 Holder, Note A-5 Holder and Note A-6 Holder Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the BMO 2026-5C15 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-5C15, as Note A-1-2 Holder and Note A-4 Holder, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2025-5C7, Commercial Mortgage Pass-Through Certificates, Series 2025-5C7, as Note A-2 Holder and Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2025-5C7, Commercial Mortgage Pass-Through Certificates, Series 2025-5C7, as Junior Noteholder.	(E)